As filed with the Securities and Exchange Commission on September 4, 2007



                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES



                  Investment Company Act file number 811-03758


                        MATRIX ADVISORS VALUE FUND, INC.
               (Exact name of registrant as specified in charter)


                747 THIRD AVENUE, 31ST FLOOR, NEW YORK, NY 10017
               (Address of principal executive offices) (Zip code)


                                  David A. Katz
                          747 Third Avenue, 31st Floor
                               NEW YORK, NY 10017
                     (Name and address of agent for service)


                                 1(800) 366-6223
               Registrant's telephone number, including area code

                                   Copies to:

                                   Carol Gehl
                              Godfrey & Kahn, S.C.
                               780 N. Water Street
                               Milwaukee, WI 53202


Date of fiscal year end: JUNE 30
                         -------


Date of reporting period:  JUNE 30, 2007

ITEM 1. REPORT TO STOCKHOLDERS.




                                 MATRIX ADVISORS
                                VALUE FUND, INC.
                                =================
--------------------------------------------------------------------------------

August 15, 2007

Dear Fellow Shareholder,

The Fund posted a very healthy gain of +10.40% for the second quarter, ending the quarter and its fiscal year with a Net Asset Value of $63.56. This represents a gain of 10.54% for the first six months of 2007 and an increase of +30.54% for the Fund's 2007 fiscal year. These results compare favorably to the S&P 500's +6.28%, +6.96% and +20.59% over the same periods.

   ----------------------------------------------------------------------------
   Disclosure Note:

   For your information, for the period ended June 30, 2007, the Fund's average annual total returns for the one-year, five-years, ten-years and for the period from July 1, 1996, the inception of Matrix Asset Advisors' involvement with the Fund were 30.54%, 12.14%, 10.46% and 11.59%, respectively. For the same periods the returns for the S&P 500 Index were 20.59%, 10.71%, 7.13% and 9.30%.

   Gross Expense Ratio: 1.32% Net
   Expense Ratio: 1.10%**

   **The Advisor has contractually agreed to reimburse expenses for an indefinite period. Through June 30, 2008 the net expenses are 1.10%. In addition, the Advisor will voluntarily reimburse the Fund for expenses in excess of 0.99%, indefinitely.

   PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE; PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE OF THE FUND MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END MAY BE OBTAINED BY CALLING 800-366-6223 OR BY VISITING WWW.MATRIXADVISORSVALUEFUND.COM . THE FUNDS IMPOSE A 1.00% REDEMPTION FEE ON SHARES HELD FOR 60 DAYS OR LESS. PERFORMANCE DATA DOES NOT REFLECT THE REDEMPTION FEE. IF REFLECTED, TOTAL RETURNS WOULD BE REDUCED.

   Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced. Matrix Asset Advisors became the sub-advisor on July 1, 1996 and Advisor to the Fund on May
   11, 1997. Prior to those dates, the Fund was managed by another advisor.
   ---------------------------------------------------------------------------

As we discuss further in the enclosed commentary, the Fund benefited from a combination of a number of takeovers and healthy gains in select stocks as more and more of our positions started to hit their stride. As we go to press, the stock market has been undergoing a sharp and emotional pull back focused primarily on sub-prime mortgage concerns, and the spillover impact they might have on larger credit issues. While the pull back has been broad based, the financial sectors have been hit particularly hard. As often happens in fear-based environments, fundamental-based investors such as ourselves find investment opportunities. We have therefore been very proactive during this period, and strongly believe that our portfolio should be greatly enhanced once this period of anxiety subsides.

--------------------------------------------------------------------------------

                                 MATRIX ADVISORS
                                VALUE FUND, INC.
                                =================
--------------------------------------------------------------------------------

The current pull back notwithstanding, we remain upbeat about the Fund's prospects for the balance of the year. This is based on our belief that financial markets should muddle through the current liquidity concerns and that economic conditions should remain favorable for the overall stock market, and particularly for the Fund's portfolio.

While we are grateful to see that our conviction has been validated during the past 12 months, we are particularly grateful for the confidence and support of our shareholders. The partners and staff of Matrix continue to add to our investments in the Fund, the ultimate statement of our own confidence and conviction. Best regards.


Sincerely,


/s/ DAVID A. KATZ
-----------------
David A. Katz, CFA Fund
Manager


MUTUAL FUND INVESTING INVOLVES RISK. PRINCIPAL LOSS IS POSSIBLE.












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                                       2

                                 MATRIX ADVISORS
                                VALUE FUND, INC.
                                =================
--------------------------------------------------------------------------------

GRAPH OMITTED

                        MATRIX ADVISORS VALUE FUND, INC.
                        Value of $10,000 vs S&P 500 Index


            DATE              MATRIX ADVISORS         S&P 500
                                VALUE FUND             Index
            ----------------------------------------------------
            6/30/97               10,000               10,000
            6/30/98               11,256               13,016
            6/30/99               13,484               15,978
            6/30/00               15,396               17,137
            6/30/01               16,550               14,595
            6/30/02               15,248               11,970
            6/30/03               16,547               12,000
            6/30/04               20,222               14,293
            6/30/05               19,896               15,196
            6/30/06               20,710               16,508
            6/30/07               27,035               19,906






                                             AVERAGE ANNUALIZED TOTAL RETURN
                                               PERIODS ENDED JUNE 30, 2007
                                          --------------------------------------
                                          ONE YEAR     FIVE YEARS      TEN YEARS
                                          --------     ----------      ---------
Matrix Advisors Value Fund, Inc.           30.54%        12.14%          10.46%

S&P 500 Index*                             20.59%        10.71%           7.13%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE OF THE FUND MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END MAY BE OBTAINED BY VISITING WWW.MATRIXADVISORSVALUEFUND.COM. THE FUND IMPOSES A REDEMPTION FEE OF 1.00% ON SHARES HELD FOR 60 DAYS OR LESS. THE PERFORMANCE CITED ABOVE DOES NOT REFLECT THIS REDEMPTION FEE; IF DEDUCTED THE TOTAL RETURNS WOULD BE REDUCED. Performance figures reflect fee waiver in effect and in the absence of fee waivers, total returns would be lower.

---------
     * The S&P 500 is an unmanaged index which is widely regarded as the standard for measuring large-cap U.S. stock market performance. The index does not incur expenses and is not available for investment.






--------------------------------------------------------------------------------

                                 MATRIX ADVISORS
                                VALUE FUND, INC.
                                =================
--------------------------------------------------------------------------------


                           CAPITAL MARKETS COMMENTARY
                             AND 2007 ANNUAL REPORT


                           "HOLD ON, I'M COMING . . ."
                                                 - BB King

In the second quarter, the stock market came back. And Matrix came back even more.

Propelled primarily by two takeovers, and by the re-awakening of some previously dormant large and mega-cap stocks, the Matrix Advisors Value Fund posted a +10.40%, gain for the second quarter and a +10.54% increase for the first six months of 2007. This compares to gains of +6.28% and +6.96% for the S&P 500 over the same period. This solid start to 2007 coupled with a very strong back half of 2006 led to significant outperformance versus the S&P 500 over the Fund's fiscal year as well.

ANNUAL REVIEW

Perhaps the most important statistic is that for the 12 month period that just concluded 6/30/2007, the Fund has risen by more than +30.54%, versus a gain in the S&P 500 Index of +20.59% over the same period.

A year ago we were bemoaning the state of the market, especially our position in it, while simultaneously expressing the conviction that our stance would pay off in the near future.

That conviction was astute, as the market turned upward for the Fund in mid-July and has been on the comeback trail since then. Interestingly, the Fund's relative out-performance against the S&P 500 Index since that mid July 2006 low point (7/18/06 - 6/30/07) has been enough to recover all of the combined underperformance it experienced in 2004 and 2005.

As we will discuss below, the Fund's recovery during the past fiscal year has come from several highly profitable takeovers of portfolio companies, as well as the beginnings of what we believe to be a resurgence in the many mega-cap and blue chip stocks in its portfolio.

The Fund's success during the past fiscal year represents not only a vindication of the conviction that we expressed last year, but equally, if not more importantly, a tremendous lesson in the importance of maintaining discipline in investing. We believe that losing the courage of our convictions a year ago could have triggered some disappointing outcomes and could have likely produced far less beneficial results than the Fund has had.

QUARTERLY REVIEW

The conspicuously strong performance of the Fund this past quarter was greatly enabled by very profitable takeovers of two of the Fund's largest holdings:
First Data and MedImmune. This brings our takeovers to three in the past 6 months and six over the past 12 months. In addition, while not as a group, individual mega-cap holdings began to shake off some long-time dormancy and contributed to overall performance.



--------------------------------------------------------------------------------

                                 MATRIX ADVISORS
                                VALUE FUND, INC.
                                =================
--------------------------------------------------------------------------------

Looking to the second half of the year, there is the usual array of potential storm clouds: inflation and interest rate concerns, the possible ripple effect of the sub-prime mortgage meltdown, geo-political issues, and energy prices, among others. However, the American economy has shown itself to be admirably resilient.

The issues cited above, by and large, have been with us for the past couple of years, and yet the economy has managed to digest them and continue to grow. The pace of growth has slowed this year, but we do not believe that growth will end in 2007.

In fact, we continue to believe that this is a good environment for the stock market. In our opinion, the Goldilocks-like economic picture - not too hot, not too cold - should be intact and beneficial for the market for the balance of the year. Certainly, history shows that the market prefers periods of more tepid growth (Remember, as a recent example, that in 2005 corporate earnings growth was in the mid to high teens and the market was up only modestly).

We are particularly comfortable with our continued focus on the mega-cap and blue chip stocks. Not only are their businesses very good - after all we believe they are well positioned to benefit from strong international growth - but their pricing remains quite attractive. Compared to the overall market, and compared to their own historic pricing, these giants (in many cases fallen giants) are still trading at reasonable, and often compelling price levels.

We recognize that these stocks have not been the driving force behind our performance so far this year. Happily, we believe that the stirrings we have seen one by one in individual mega-cap names should bode well for this group - and Fund performance - for the balance of the year.

FUND PERFORMANCE

As might be expected during a quarter as strong as this past one, all of the Fund's sectors posted gains. However, there were substantial differences in their relative performance.

Pre-eminently strong during the quarter were health care stocks, led by MedImmune, as well as Teva Pharmaceuticals, and technology stocks, boosted primarily by Intel, as well as Dell and Vishay Intertechnology.

Not far behind were energy stocks, where all three of our holdings - Chevron, Conoco and Devon - posted double digit gains.

Old Economy, retail and financial stocks were moderately positive during the quarter. Old Economy stocks were paced by 3M and a long-time quiet General Electric. Financials were led by First Data, on the news of its acquisition by KKR, and a resurgent Morgan Stanley, while retail stocks benefited from a gain in Gap Stores.

The second quarter was an active one for the Fund. The very profitable sale of MedImmune was a conspicuous achievement. In addition, the Fund profitably sold its long-standing position in Vishay Intertechnology.


--------------------------------------------------------------------------------

                                 MATRIX ADVISORS
                                VALUE FUND, INC.
                                =================
--------------------------------------------------------------------------------

Finally, and very atypically, we sold our short-term holding in Analog Devices for a substantial profit, based on our concern that the stock had gotten ahead of itself, and was unjustifiably high. That concern was borne out within a matter of weeks, as Analog's stock dropped 15% in one day. We thereupon re-purchased the stock, based on the conviction that the rundown was also unjustifiable.

Besides Analog Devices, the Fund began new positions this quarter in office supplies retailer Staples and super-regional bank Wells Fargo. It also used cash from the above-delineated sales to fill out its position in Johnson & Johnson, and to build up the positions in more recent holdings such as Progressive Corp., Symantec, and Western Union.

Earlier in the year we had taken a substantial profit in a portion of the Fund's holding in Comcast. In June, after seeing some positive and clarifying events over the ensuing five months, we bought some Comcast back at a lower price than where the Fund had sold it.

Lastly, in anticipation of the split up of Tyco into three stand-alone companies, the Fund bought the original parent company and, on a when-issued basis, Covidien, Tyco's health care spin-off. It is our current intention to build full size positions in the Fund in all three of the resulting companies, including Covidien, Tyco Electronics and Tyco International.

We readily acknowledge the happy problem of having had many of the Fund's stocks sold for significant profits, which of course resulted in capital gains. But as one of our octogenarian clients recently noted, "nobody ever went broke taking profits."

As a result, this past fiscal year was a significant one for realized gains primarily, and thankfully, because of the multiple acquisitions for cash that have taken place. These include not only MedImmune, Dollar General and First Data, which were announced in 2007, but also Symbol Technologies and American Power Conversion Systems, whose acquisitions were announced last year.

Profit taking in such successful names as Bank of New York, Comcast and Merrill Lynch have also contributed to the overall realized capital gains.

Besides having many holdings reach a favorable outcome, we have had very few losing positions that could be potentially sold to offset realized gains.

We have always been, and expect to continue to be, tax sensitive for our shareholders. However, this year we have not had as much opportunity to implement our good intentions.

                                      * * *

This quarter, in our current installment of IDEAS ABOUT INVESTING, we look at a topic of great newsworthiness - the changing fortunes of real estate, from an investment perspective. Our goal is to see what lessons there are to be learned that can be applied to all classes of assets.

Who doesn't love the summer? We intuitively feel like slowing down, relaxing, and feeling the warmth of the sun and the coolness of the waves. Wherever you are and no matter how you are experiencing it, we hope that the summer allows you to charge your batteries and to have some good old fun.


--------------------------------------------------------------------------------

                                 MATRIX ADVISORS
                                VALUE FUND, INC.
                                =================
--------------------------------------------------------------------------------

For our part, our batteries are always charged, as what we do is a year round undertaking. Even with the allure of summer, we remain mindful of our commitment to you, and grateful for your trust and confidence. Best regards.

---------
THE FUND MAY INVEST IN SMALLER COMPANIES WHICH INVOLVES ADDITIONAL RISKS SUCH AS LIMITED LIQUIDITY AND GREATER VOLATILITY.

The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. The NASDAQ Composite Index is a market capitalization-weighted index that is designed to represent the performance of the National Market System which includes over 5,000 stocks traded only over-the-counter and not on an exchange. You cannot invest directly in an index.


Please refer to the Schedule of Investments in this report for details on fund holdings. Fund holdings are subject to change at any time and are not recommendations to buy or sell any security.

The information provided herein represents the opinion of the Matrix Advisors Value Fund management and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice. (8/07)
















--------------------------------------------------------------------------------

                                 MATRIX ADVISORS
                                VALUE FUND, INC.
                                =================
--------------------------------------------------------------------------------

                              IDEAS ABOUT INVESTING
                 A QUARTERLY QUEST FOR INVESTMENT ENLIGHTENMENT

RESIDENTIAL REAL ESTATE AND STOCKS ARE DIFFERENT CLASSES OF ASSETS, BUT THEY ARE BOTH INVESTMENTS. HERE ARE SOME LESSONS FROM THE HOUSING SLOWDOWN FOR EQUITY INVESTORS, INDEED FOR ALL INVESTORS.

While Matrix's bailiwick is stocks and bonds, the current slowdown in residential real estate is of significant interest, for many reasons. Most obviously, real estate, particularly residential real estate is an asset owned by the vast majority of our clients.

And if our homes are not our most significant investments, they are still important commitments, financially and existentially. Finally, and most critically, while many of the aspects of residential real estate differ significantly, even dramatically, from stocks, there are key parallels in the investment considerations underlying these two different asset classes.

It is in these parallel dynamics that we can apply some important lessons from the current real estate situation to stock market investing, and ultimately, to the very fundamentals of investing, regardless of the asset class.

LESSON NUMBER 1: ALL ASSET CLASSES HAVE CYCLES OF PERFORMANCE

In the stock market, if everyone wants the same stock, it will rise, often to the point where its price bears no rational connection to the business reality of the company. In real estate, if everyone is bidding up the prices in a market past the point where people can afford to live there, the supply of potential buyers gets choked off, and further appreciation is dependent on identifying an increasingly elusive set of buyers.

So, as with a rising stock market, or runaway commodity prices, the higher the price of real estate, the less likely that appreciation will continue, and the greater the vulnerability to a price correction.

LESSON NUMBER 2: LONG TERM FUNDAMENTAL ATTRACTIVENESS DOES NOT PREVENT SHORT TERM PRICING ANOMALIES.

One of the oft-invoked defenses for stratospherically priced stocks in the late `90's was the compelling long term attractiveness of a company's business prospects. Similarly, much of the most inflated real estate appreciation and runaway inventory creation happened in markets that probably enjoy very attractive long-term demographic fundamentals.

These demographic fundamentals however do not mean that massive additions to the housing stock in a short period can be digested without pain. All those people who will be moving to an area over the next 20 years are not moving in the next two years. In the meantime, excess inventory inevitably becomes a millstone around the neck of prices, and will, at a minimum, inhibit appreciation.

LESSON NUMBER 3: WHEN AN ASSET CLASS IS WHITE HOT AND OVER-EXTENDED, EVERYTHING MUST GO PERFECTLY TO KEEP THE PARTY GOING. OTHERWISE, A REACTION SETS IN.

--------------------------------------------------------------------------------

                                 MATRIX ADVISORS
                                VALUE FUND, INC.
                                =================
--------------------------------------------------------------------------------


The more that prices - in any asset class - run away from the rationally defensible, the harder it is for the good times to continue. This is where momentum buying takes over: people buying on the assumption that rising prices will continue because that's what prices do.

In fact, the seeds of reaction are being planted as home prices exclude large numbers of prospective buyers, or where it starts to seem irresistible not to take a profit.

LESSON NUMBERS 4 AND 5: ALL ASSET CLASSES EXPERIENCE FINANCIAL GRAVITY: THE HIGHER THE RISE, THE STEEPER THE FALL. AND LEVERAGE CAN PLAY AN IMPORTANT ROLE IN THE INTENSITY OF EACH DIRECTIONAL MOVE.

There is no way around the reality that ultimately asset class prices revert to a certain mean level. Financial gravity corrects overheated environments, which inevitably react to one or more of a myriad of factors that trigger the gravitational pull.

Ultimately, there is rationality in the pricing of all assets. That's what markets do; they correct extraordinary movements - up or down - of asset prices.

Of course the more exaggerated or extreme the upward price movement, the steeper the drop to bring the price back to reality. Consider the NASDAQ, which six years after its spectacular correction is not even at half its 2000 peak level. Or gold, which has never reverted to the almost $900 level it peaked at decades ago.

Compounding the issue in investing is the use of leverage. However, while leverage has always had a mixed reputation in the stock market, it is considered part and parcel of real estate investment.

Whether this is because the GI Bill enabled a post WWII generation to afford home ownership, or because the US government has given mortgage financing an implicit endorsement by allowing the interest paid on mortgages to be tax deductible, mortgage financing - leverage - is used by the vast majority of real estate buyers.

So while margin debt in the stock market is limited to 50% of one's asset value, in the recent real estate market, borrowing 80, 90, even 100% was closer to the norm. Needless to say, any negative price movements have a dramatic impact on the return (or even the existence) of the limited invested equity. A relatively modest price correction can nevertheless wipe out the equity in a highly leveraged purchase.

We are now increasingly learning of less than diligent loan standards being applied, particularly in the sub-prime mortgage market. These travails only exacerbate the issue of leverage by layering on the fundamental question: should any mortgage have been given in the first place.

                                      * * *

We cite these lessons not to gloat over real estate's travails, but rather to note that those travails are also experienced in all other asset classes, including equities. Seeing the difficulties in real estate now, right before our eyes, will hopefully make us wiser stock investors going forward.

Hopefully, it will enable us to be smarter real estate investors in the future, and, indeed, might help us to differentiate between shrewd investing and signing onto the gotta-have investment DU JOUR, whatever that might be.

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                                        9

                                 MATRIX ADVISORS
                                VALUE FUND, INC.
                                =================
--------------------------------------------------------------------------------


EXPENSE EXAMPLE (UNAUDITED)
--------------------------------------------------------------------------------
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period indicated and held for the entire period from January 1, 2007 to June 30, 2007.

ACTUAL EXPENSES

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in these columns together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Fund's actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                HYPOTHETICAL
                                                                 PERFORMANCE
                                             ACTUAL              (5% RETURN
EXPENSE EXAMPLE                            PERFORMANCE         BEFORE EXPENSES)
--------------------------------------------------------------------------------

Beginning Account Value (01/01/07)         $1,000.00             $1,000.00

Ending Account Value (06/30/07)            $1,105.40             $1,019.89

Expenses Paid During Period(1)             $    5.17             $    4.96
--------------------------------------------------------------------------------

(1) Expenses are equal to the Fund's annualized expense ratio 0.99% multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).


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                                       10

                                 MATRIX ADVISORS
                                VALUE FUND, INC.
                                =================
--------------------------------------------------------------------------------

          SECTOR BREAKDOWN(2)
          ----------------------------------------------------------
          Consumer Durables                                    12.0%
          Consumer Non-durables                                 6.5%
          Energy                                                7.9%
          Finance                                              26.9%
          Industrial                                           10.7%
          Medical                                              17.4%
          Technology                                           14.8%
                                                               ----
                                                               96.2%
          Cash                                                  3.8%
                                                                ---
          Total Investments                                   100.0%
                                                              =====

          ----------------------------------------------------------

             (2)  Percentage of Total Investments as of June 30, 2007.













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                                       11

                                 MATRIX ADVISORS
                                VALUE FUND, INC.
                                =================
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
JUNE 30, 2007

SHARES                                                                   VALUE
--------------------------------------------------------------------------------
COMMON STOCKS: 96.9%

BANK (MONEY CENTER): 6.0%
   150,200     Citigroup, Inc. ..................................     $7,703,758
   128,000     J.P. Morgan Chase & Co. ..........................      6,201,600
                                                                      ----------
                                                                      13,905,358
                                                                      ----------

BANK (PROCESSING): 0.6%
    33,000     Bank of New York Co., Inc. .......................      1,367,520
                                                                      ----------

BANK (SUPER REGIONAL): 3.3%
   155,084     Bank of America Corp. ............................      7,582,057
                                                                      ----------

COMMERCIAL BANKS: 0.3%
    20,000     Wells Fargo & Co. ................................        703,400
                                                                      ----------

COMPUTERS AND PERIPHERALS: 1.6%
   130,000     Dell, Inc.* ......................................      3,711,500
                                                                      ----------

DIVERSIFIED OPERATION: 10.8%
    83,000     3M Co. ...........................................      7,203,570
   207,000     General Electric Co. .............................      7,923,960
   288,300     Tyco International Ltd. ..........................      9,741,657
                                                                      ----------
                                                                      24,869,187
                                                                      ----------

DRUG: 6.2%
   293,396     Pfizer, Inc. .....................................      7,502,136
   118,000     Wyeth ............................................      6,766,120
                                                                      ----------
                                                                      14,268,256
                                                                      ----------

DRUG (GENERIC): 3.5%
   195,000     Teva Pharmaceutical Industries, Ltd. - ADR .......      8,043,750
                                                                      ----------

FINANCIAL SERVICES: 7.2%
   259,000     First Data Corp. .................................      8,461,530
   390,000     Western Union Co. ................................      8,123,700
                                                                      ----------
                                                                      16,585,230
                                                                      ----------



THE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS ARE AN
INTEGRAL PART OF THIS SCHEDULE.
--------------------------------------------------------------------------------

                                       12


                                 MATRIX ADVISORS
                                VALUE FUND, INC.
                                =================
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
JUNE 30, 2007

SHARES                                                                   VALUE
--------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES: 2.2%
   116,900       Covidien Ltd.* ...............................       $5,038,390
                                                                      ----------

HYPERMARKETS & SUPERCENTERS: 3.6%
   171,000       Wal-Mart Stores, Inc. ........................        8,226,810
                                                                      ----------

INSURANCE: 2.1%
   205,500       The Progressive Corp. ........................        4,917,615
                                                                      ----------

INSURANCE (DIVERSIFIED): 3.6%
   119,000       American International Group, Inc. ...........        8,333,570
                                                                      ----------

MEDIA: 6.8%
   255,000       Comcast Corp.* ...............................        7,129,800
   405,000       Time Warner, Inc. ............................        8,521,200
                                                                      ----------
                                                                      15,651,000
                                                                      ----------

MEDICAL INSTRUMENTS: 2.8%
   422,000       Boston Scientific Corp.* .....................        6,473,480
                                                                      ----------

MEDICAL PRODUCTS: 2.8%
   105,000       Johnson & Johnson ............................        6,470,100
                                                                      ----------

PETROLEUM (INTEGRATED): 7.9%
    90,000       ChevronTexaco Corp. ..........................        7,581,600
   100,000       ConocoPhillips ...............................        7,850,000
    36,000       Devon Energy Corp. ...........................        2,818,440
                                                                      ----------
                                                                      18,250,040
                                                                      ----------

RETAIL STORE: 6.2%
   315,700       Dollar General Corp. .........................        6,920,144
   380,000       Gap, Inc. ....................................        7,258,000
                                                                      ----------
                                                                      14,178,144
                                                                      ----------

SECURITIES BROKERAGE: 4.0%
    32,100       Merrill Lynch & Co, Inc. .....................        2,682,918
    77,000       Morgan Stanley Dean Witter & Co. .............        6,458,760
                                                                      ----------
                                                                       9,141,678
                                                                      ----------

THE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS ARE AN
INTEGRAL PART OF THIS SCHEDULE.
--------------------------------------------------------------------------------

                                       13


                                 MATRIX ADVISORS
                                VALUE FUND, INC.
                                =================
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
JUNE 30, 2007

SHARES                                                                   VALUE
--------------------------------------------------------------------------------

SEMICONDUCTOR: 4.1%
67,000 Analog Devices, Inc. .................................     $   2,521,880
290,000 Intel Corp. .........................................         6,890,400
                                                                  -------------
                                                                      9,412,280
                                                                  -------------
SEMICONDUCTOR (CAPITAL EQUIPMENT): 0.9%
72,000 Novellus Systems, Inc.* ..............................         2,042,640
                                                                  -------------
SOFTWARE: 4.7%
257,000 Microsoft Corp. .....................................         7,573,790
160,000 Symantec Corp.* .....................................         3,232,000
                                                                  -------------
                                                                     10,805,790
                                                                  -------------
SPECIALTY RETAIL: 2.1%
202,500 Staples, Inc. .......................................         4,805,325
                                                                  -------------

TELECOMMUNICATIONS (EQUIPMENT): 3.6%
296,000 Cisco Systems, Inc.* ................................         8,243,600
                                                                  -------------

TOTAL COMMON STOCKS (Cost $184,462,205) .....................       223,026,720
                                                                  -------------

SHORT TERM INVESTMENTS: 3.8%
8,776,420 Fidelity Institutional Money Market Portfolio .....         8,776,420
                                                                  -------------

TOTAL SHORT TERM INVESTMENTS (Cost $8,776,420)

TOTAL INVESTMENTS (Cost $193,238,625): 100.7% ...............       231,803,140

Liabilities in Excess of Other Assets: (0.7)% ...............        (1,565,942)
                                                                  -------------
TOTAL NET ASSETS: 100.0% ....................................     $ 230,237,198
                                                                  =============

---------
* Non-income producing.
ADR - American Depository Receipt.




THE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS ARE AN
INTEGRAL PART OF THIS SCHEDULE.
--------------------------------------------------------------------------------

                                       14


                                 MATRIX ADVISORS
                                VALUE FUND, INC.
                                =================
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2007
--------------------------------------------------------------------------------
ASSETS
  Investments in securities, at value (cost $193,238,625) .......   $231,803,140
  Receivables:
    Fund shares sold ............................................        413,852
    Dividends and interest ......................................        129,099
  Prepaid expenses ..............................................         15,163
                                                                    ------------
  Total assets ..................................................    232,361,254
                                                                    ------------

LIABILITIES
  Payable to Advisor ............................................        135,798
  Payable for Investments purchased .............................      1,840,838
  Payable for Fund shares repurchased ...........................         51,554
  Accrued expenses and other liabilities ........................         95,866
                                                                    ------------
    Total liabilities ...........................................      2,124,056
                                                                    ------------
NET ASSETS ......................................................   $230,237,198
                                                                    ============

  Number of shares, $0.01 par value, issued
    and outstanding (unlimited shares authorized) ...............      3,622,534
                                                                    ============

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE ..   $      63.56
                                                                    ============

COMPOSITION OF NET ASSETS
  Paid-in capital ...............................................   $164,844,840
  Undistributed net investment income ...........................        750,064
  Accumulated net realized gain on investments ..................     26,077,779
  Net unrealized appreciation on investments ....................     38,564,515
                                                                    ------------

NET ASSETS ......................................................   $230,237,198
                                                                    ============


THE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS ARE AN
INTEGRAL PART OF THIS SCHEDULE.
--------------------------------------------------------------------------------

                                       15


                                 MATRIX ADVISORS
                                VALUE FUND, INC.
                                =================
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED JUNE 30, 2007
--------------------------------------------------------------------------------
INVESTMENT INCOME

INCOME
  Dividend income (Net of foreign tax withheld of $6,042) .....    $  2,794,593
  Interest income .............................................         312,775
                                                                   ------------
Total income ..................................................       3,107,368
                                                                   ------------

EXPENSES
  Advisory fees ...............................................       1,865,256
  Administration fees .........................................         236,225
  Shareholder servicing and accounting fees ...................         107,444
  Professional fees ...........................................          50,938
  Chief Compliance Officer fees ...............................          49,640
  Custodian fees ..............................................          34,968
  Reports to shareholders .....................................          30,680
  Federal and State registration fees .........................          23,551
  Directors fees and expenses .................................          17,917
  Other expenses ..............................................          12,120
                                                                   ------------
Total operating expenses ......................................       2,428,739
Less: Expense reimbursement by Advisor ........................        (582,135)
                                                                   ------------
Net operating expenses ........................................       1,846,604
  Interest Expense ............................................             706
                                                                   ------------
Net expenses ..................................................       1,847,310
                                                                   ------------
NET INVESTMENT INCOME .........................................       1,260,058
                                                                   ------------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  Net realized gain from security transactions ................      26,707,040
  Net change in unrealized appreciation (depreciation)
      on investments ..........................................      19,917,320
                                                                   ------------
    Net realized and unrealized gain on investments ...........      46,624,360
                                                                   ------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ..........    $ 47,884,418
                                                                   ============




THE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS ARE AN
INTEGRAL PART OF THIS SCHEDULE.
--------------------------------------------------------------------------------

                                       16


                                       MATRIX ADVISORS
                                        VALUE FUND, INC.
                                       =================
---------------------------------------------------------------------------------------

                                                              YEAR           YEAR
                                                             ENDED           ENDED
STATEMENT OF CHANGES IN NET ASSETS                       JUNE 30, 2007    JUNE 30, 2006
---------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS

  OPERATIONS:
    Net investment income ............................   $   1,260,058    $   1,180,237
    Net realized gain on investments .................      26,707,040        9,432,351
    Net change in unrealized appreciation
      (depreciation) of investments ..................      19,917,320         (534,035)
                                                         -------------    -------------
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS      47,884,418       10,078,553
                                                         -------------    -------------

  DISTRIBUTIONS TO SHAREHOLDERS
    Net investment income ............................      (1,553,193)      (1,307,762)
    Realized gain on investments .....................     (10,061,360)      (6,914,757)
                                                         -------------    -------------
  TOTAL DISTRIBUTIONS TO SHAREHOLDERS ................     (11,614,553)      (8,222,519)
                                                         -------------    -------------

  CAPITAL SHARE TRANSACTIONS:
    Proceeds from shares sold ........................      78,583,712       18,640,355
    Proceeds from reinvestment of distribution .......      11,040,445        8,021,267
    Cost of shares redeemed ..........................     (56,188,748)    (108,355,157)
    Redemption fees ..................................          10,250            6,815
                                                         -------------    -------------
  NET INCREASE (DECREASE) FROM CAPITAL
    SHARE TRANSACTIONS ...............................      33,445,659      (81,686,720)
                                                         -------------    -------------

  TOTAL INCREASE (DECREASE) IN NET ASSETS ............      69,715,524      (79,830,686)

NET ASSETS
  Beginning of year ..................................     160,521,674      240,352,360
                                                         -------------    -------------

  End of year (includes Undistributed net
    investment income of $750,064 and
    $1,043,199, respectively) ........................   $ 230,237,198    $ 160,521,674
                                                         =============    =============

  CHANGE IN SHARES
    SHARES OUTSTANDING, BEGINNING OF YEAR ............       3,093,445        4,627,163
                                                         -------------    -------------
      Shares sold ....................................       1,308,770          351,145
      Shares issued on reinvestment of distributions .         199,035          155,240
      Shares redeemed ................................        (978,716)      (2,040,103)
                                                         -------------    -------------
    SHARES OUTSTANDING, END OF YEAR ..................       3,622,534        3,093,445
                                                         =============    =============


THE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS ARE AN
INTEGRAL PART OF THIS SCHEDULE.
---------------------------------------------------------------------------------------

                                       17


                                                      MATRIX ADVISORS
                                                      VALUE FUND, INC.
                                                     =================
--------------------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
FOR A CAPITAL SHARE OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------------------------------------------
                                                                          YEARS ENDED JUNE 30,
                                                     ---------------------------------------------------------------
                                                         2007           2006        2005         2004         2003
--------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ...............   $    51.89     $    51.94  $    54.02  $    44.39    $    41.14
                                                     ----------     ----------  ----------  ----------    ----------

INCOME FROM INVESTMENT OPERATIONS:
  Net investment income ..........................         0.36           0.43        0.54        0.18(c)       0.14
  Net realized and unrealized
    gain (loss) on investments ...................        14.96           1.69       (1.39)       9.65(c)       3.32
                                                     ----------     ----------  ----------  ----------    ----------
Total from investment operations .................        15.32           2.12       (0.85)       9.83          3.46
                                                     ----------     ----------  ----------  ----------    ----------

LESS DISTRIBUTIONS:
  Dividends from net investment income ...........        (0.49)         (0.35)      (0.42)      (0.21)        (0.08)
  Distributions from realized gains ..............        (3.16)         (1.82)      (0.81)       0.00         (0.14)
                                                     ----------     ----------  ----------  ----------    ----------
Total distributions ..............................        (3.65)         (2.17)      (1.23)      (0.21)        (0.22)
                                                     ----------     ----------  ----------  ----------    ----------

Paid-in capital from redemption fees (Note 2) ....          --(a)          --(a)       --(a)      0.01          0.01
                                                     ----------     ----------  ----------  ----------    ----------

Net asset value, end of year .....................   $    63.56     $    51.89  $    51.94  $    54.02    $    44.39
                                                     ==========     ==========  ==========  ==========    ==========

Total return .....................................        30.54%          4.09%      (1.61%)     22.21%         8.52%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (millions) .............   $   230.2      $   160.5   $   240.4   $   315.9     $   107.1

RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS:
  Before expense reimbursement ...................         1.30%          1.32%       1.29%       1.26%         1.33%
  After expense reimbursement ....................         0.99%          0.99%       0.99%       0.99%         0.99%
  Interest Expense ...............................         0.00%(b)    --          --          --            --
RATIO OF NET INVESTMENT INCOME
TO AVERAGE NET ASSETS:
  Before expense reimbursement ...................         0.37%          0.27%       0.69%       0.24%         0.20%
  After expense reimbursement ....................         0.68%          0.60%       0.99%       0.51%         0.54%

Portfolio turnover rate ..........................           52%            28%         18%         17%           30%


-------
(a)  less than 0.01.
(b)  Interest expense was less than 0.01%
(c)  Numbers have been restated from $0.94 to $0.18 and from $8.89 to $9.65, respectively. This has no impact on the Fund's net assets, net asset value or total return.

THE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS ARE AN
INTEGRAL PART OF THIS SCHEDULE.
--------------------------------------------------------------------------------------------------------------------

                                       18

                                 MATRIX ADVISORS
                                VALUE FUND, INC.
                                =================
--------------------------------------------------------------------------------

NOTES TO THE FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1 - ORGANIZATION

Matrix Advisors Value Fund, Inc. (the "Fund") is a Maryland corporation registered under the Investment Company Act of 1940 (the "1940 Act") as a diversified, open-end management investment company. The Fund commenced operations September 16, 1983. The objective of the Fund is to achieve a total rate of return composed of capital appreciation and current income.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

The Fund consistently follows the accounting policies set forth below which are in conformity with accounting principles generally accepted in the United States of America.

     A. SECURITY VALUATION.

        Securities traded on a national securities exchange are valued at the last reported sales price at the close of regular trading on each day the exchanges are open for trading. Securities listed on the NASDAQ Global Market and the NASDAQ Global Select Market and the NASDAQ Capital Market are valued using the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. Quotations of foreign securities in a foreign currency shall be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined. Foreign currency exchange rates generally shall be determined prior to the close of the New York Stock Exchange (the "NYSE"). Securities traded on an exchange for which there have been no sales are valued at the mean between the bid and asked price. Securities for which quotations are not readily available are stated at their respective fair values as determined in good faith by a valuation committee of the Investment Advisor in accordance with procedures approved by the Board of Directors of the Fund. In determining fair value, the Fund take into account all relevant factors and available information. Consequently, the price of the security used by the Fund to calculate its NAV may differ from quoted or published prices for the same security. Fair value pricing involves subjective judgments and there is no single standard for determining a security's fair value. As a result, different mutual funds could reasonably arrive at a different fair value for the same security. It is possible that the fair value determined for a security is materially different from the value that could be realized upon the sale of that security or from the values that other mutual funds may determine. Investments in other funds are valued at their respective net asset values as determined by those funds, in accordance with the Investment Company Act of 1940. Foreign securities are recorded in the financial statements after translation to U.S. dollars based on the applicable exchange rate at the end of the period. The Fund does not isolate that portion of the results of operations arising as a result of changes in the currency exchange rate from the fluctuations arising as a result of changes in the market prices of investments during the period.

--------------------------------------------------------------------------------

                                 MATRIX ADVISORS
                                VALUE FUND, INC.
                                =================
--------------------------------------------------------------------------------

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

     B. SHARES VALUATION.

        The net asset value ("NAV") per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the nearest cent. The Fund's shares will not be priced on the days on which the NYSE is closed for trading. The offering and redemption price per share of the Fund is equal to the Fund's net asset value per share. The Fund will assess a 1.00% fee on redemption of Fund shares purchased and held for 60 days or less. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. The Fund will retain the fee charged as paid-in capital and such fees become part of that Fund's daily NAV calculation.

     C. FEDERAL INCOME TAXES.

        The Fund has elected to be treated as a "regulated investment company" under Subchapter M of the Internal Revenue Code. The Fund intends to distribute substantially all of its taxable income and any capital gains less any applicable capital loss carryforwards. Accordingly, no provision for Federal income taxes has been made in the accompanying financial statements.

     D. USE OF ESTIMATES.

        The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

     E. RECLASSIFICATION OF CAPITAL ACCOUNTS.

        Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. Because these tax adjustments are made on an annual basis only, for the year ended June 30, 2007, the Fund had no permanent book-to-tax differences.

     F. SECURITY TRANSACTIONS, INVESTMENT INCOME, AND DISTRIBUTIONS.

        Security transactions are accounted for on the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date, and interest income is recognized on the accrual basis. Realized gains and losses are evaluated on the basis of identified costs. Premiums and discounts on the purchase of securities are amortized/accreted using the effective interest method. Accounting principles generally accepted in the United States of America require that permanent financial reporting and tax differences be reclassified in the capital accounts.


--------------------------------------------------------------------------------

                                 MATRIX ADVISORS
                                VALUE FUND, INC.
                                =================
--------------------------------------------------------------------------------

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

     G. INDEMNIFICATION OBLIGATIONS.

        Under the Fund's organizational documents, its current and former Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that has not yet occurred or that would be covered by other parties.

     H. LINE OF CREDIT.

        The Fund has a Loan Agreement with U.S. Bank N.A. Under the terms of the Loan Agreement, the Fund's borrowings cannot exceed the lesser of $15,000,000 or 33 1/3% of the net assets of the Fund. The interest rate paid on the Loan equals the prime rate per annum, payable monthly. Borrowing activity under the Loan Agreement for the year ended June 30, 2007, was as follows:

     MAXIMUM                        AMOUNT           AVERAGE
      AMOUNT         INTEREST    OUTSTANDING AT       AMOUNT          AVERAGE
    OUTSTANDING      EXPENSE     JUNE 30, 2007     OUTSTANDING     INTEREST RATE
    ----------------------------------------------------------------------------
     $705,843          $706            $0             $9,669           8.250%

NOTE 3 - INVESTMENT ADVISORY AND OTHER AGREEMENTS

The Fund has a management agreement with Matrix Asset Advisors, Inc. (the "Advisor", "Matrix") to serve as investment advisor. Certain Officers of the Advisor are also Officers of the Fund. Under the terms of the agreement, the Fund has agreed to pay the Advisor as compensation for all services rendered, staff and facilities provided and expenses paid or assumed, an annual fee, accrued daily, paid monthly, of 1.00% of the Fund's average daily net assets. The Advisor has contractually agreed to reduce its fees and/or pay expenses of the Fund to ensure that the Fund's total annual operating expenses (excluding interest and tax expenses) will not exceed 1.10% of the Fund's average daily net assets. For the year ended June 30, 2007, the Advisor voluntarily reimbursed the Fund for expenses in excess of 0.99%. Matrix voluntarily waived $582,135. Any reduction in advisory fees or payment of expenses made by the Advisor may be reimbursed by the Fund if the Advisor requests in subsequent fiscal years. This reimbursement may be requested if the aggregate amount actually paid by the Fund toward operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. The Advisor is permitted to be reimbursed for fee reductions and/or expense payments made in the prior three fiscal years. Any such reimbursement will be reviewed by the Directors. The Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement of fees and/or expenses.

--------------------------------------------------------------------------------

                                 MATRIX ADVISORS
                                VALUE FUND, INC.
                                =================
--------------------------------------------------------------------------------

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

At June 30, 2007, the cumulative amount available for reimbursement that has been paid and/or waived is $2,066,642. CURRENTLY, THE ADVISOR HAS AGREED NOT TO SEEK REIMBURSEMENT OF SUCH FEE REDUCTIONS AND/OR EXPENSE PAYMENTS. The advisor may recapture a portion of this amount no later than the dates stated below:

                                        JUNE 30,
--------------------------------------------------------------------------------
                      2008                2009             2010
--------------------------------------------------------------------------------
                     $834,902           $649,605         $582,135
--------------------------------------------------------------------------------

U.S. Bancorp Fund Services, LLC (the "Administrator") acts as the Fund's Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Directors; monitors the activities of the Fund's custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Fund's expense accruals. For the year ended June 30, 2007, U.S. Bancorp Fund Services, LLC was paid $236,225 in its capacity as Fund Administrator. U.S. Bancorp Fund Services, LLC also serves as the Fund Accountant and Transfer Agent. U.S. Bank, N.A. serves as the Fund's Custodian. Quasar Distributors, LLC, an affiliate of U.S. Bancorp Fund Services, LLC and U.S. Bank, N.A. serves as the Fund's principal underwriter.

An employee of U.S. Bancorp Fund Services, LLC serves as the Fund's Chief Compliance Officer. The Chief Compliance Officer receives no compensation from the Fund for his services; however, the Administrator was paid $49,640 for year ended June 30, 2007 for the services of the CCO.

NOTE 4 - INVESTMENT TRANSACTIONS

The cost of purchases and the proceeds from sales of securities, other than short-term obligations and U.S. Government securities, for the year ended June 30, 2007, are as follows:

                                  PURCHASES                   SALES
              ---------------------------------------------------------
              Common Stock       $110,322,598               $93,263,209
              ---------------------------------------------------------

NOTE 5 - DISTRIBUTIONS TO SHAREHOLDERS

As of June 30, 2007, the components of distributable earnings on a tax basis were as follows:

       Cost of investments for tax purposes              $ 193,238,625
                                                         =============
       Gross tax unrealized appreciation                    40,596,620
       Gross tax unrealized depreciation                    (2,032,105)
                                                         -------------
       Net tax unrealized appreciation on investments    $  38,564,515
                                                         =============
       Undistributed ordinary income                     $   4,327,632
       Undistributed long-term capital gains             $  22,500,211
                                                         -------------
       Total Distributable Earnings                      $  26,827,843
                                                         =============
       Total Accumulated Earnings                        $  65,392,358

--------------------------------------------------------------------------------

                                 MATRIX ADVISORS
                                VALUE FUND, INC.
                                =================
--------------------------------------------------------------------------------

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

The tax character of distributions paid during the fiscal years ended June 30, 2007 and June 30, 2006 were as follows:

                                           June 30, 2007      June 30, 2006
                                           -------------      -------------
       Distributions Paid From:
       Ordinary Income                     $   1,693,929      $ 3,172,070
       Long-Term Capital Gain              $   9,920,624      $ 5,050,449
                                           -------------      -----------
                                           $  11,614,553      $ 8,222,519
                                           =============      ===========

NOTE 6 - ACCOUNTING PRONOUNCEMENTS

In December, 2005, the Financial Accounting Standards Board ("FASB") released Financial Accounting Standard Board Statement No. 157 Fair Value Measurements ("SFAS 157"). SFAS 157 establishes a fair valuation hierarchy to increase consistency and comparability in fair value measurements and related disclosures. The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007.

Effective June 29, 2007, the Fund adopted Financial Accounting Standards Board
(FASB) Interpretation No. 48 (FIN 48), Accounting for Uncertainty in Income Taxes, a clarification of FASB Statement No. 109, Accounting for Income Taxes. FIN 48 establishes financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The adoption of FIN 48 had no impact on the Fund's net assets or results of operations.

--------------------------------------------------------------------------------

                                 MATRIX ADVISORS
                                VALUE FUND, INC.
                                =================
--------------------------------------------------------------------------------


REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF DIRECTORS AND
SHAREHOLDERS OF MATRIX ADVISORS VALUE FUND, INC.
NEW YORK, NEW YORK

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Matrix Advisors Value Fund, Inc. as of June 30, 2007 and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2007, by correspondence with the custodian and brokers. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Matrix Advisors Value Fund, Inc. as of June 30, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended in conformity with auditing standards generally accepted in the United States of America.

                                                         TAIT WELLER & BAKER LLP

PHILADELPHIA, PENNSYLVANIA
AUGUST 23, 2007


--------------------------------------------------------------------------------

                                 MATRIX ADVISORS
                                VALUE FUND, INC.
                                =================
--------------------------------------------------------------------------------

ADDITIONAL INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

PROXY VOTING PROCEDURES

The Advisor votes proxies relating to portfolio securities in accordance with procedures that have been approved by the Board of Directors of the Fund. You may obtain a description of these procedures without charge (i) by calling a toll-free, 1-800-366-6223; or (ii) on the SEC's website at http://www.sec.gov.

PROXY VOTING RECORD

Information regarding how the Fund voted proxies relating to the portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling toll-free 1-800-366-6223. This information is also available through the Securities and Exchange Commission's website at http://www.sec.gov.

FORM N-Q DISCLOSURE

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the Securities and Exchange Commission's website at http://www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. This information is also available, without charge, by calling toll-free, 1-800-366-6223.

     ----------------------------------------------------------------------
                            TAX NOTICE (UNAUDITED)

     The percentage of dividend income distributed for the year ended June 30, 2007, which is designated as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003, is 87.32%.

     The percentage of dividend income distributed for the year ended June 30, 2007 designated as qualified dividends received deduction available to corporate shareholders, is 86.50%.

     ADDITIONAL INFORMATION APPLICABLE TO FOREIGN SHAREHOLDERS ONLY:
     The fund designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Fund related to net capital gain to zero for the tax year ended June 30, 2007.

     The Fund hereby designates 2.79% of its ordinary income distributions for the fiscal year as interest-related dividends under Internal Revenue Code Section 871(k)(1)(c).

     The percentage of ordinary income distributions that are designated as short-term capital gain distributions under. Internal Revenue Code
     Section 871(k)(2)(c) for the Fund was 8.30%.
     ----------------------------------------------------------------------


--------------------------------------------------------------------------------

                                 MATRIX ADVISORS
                                VALUE FUND, INC.
                                =================
--------------------------------------------------------------------------------

ADDITIONAL INFORMATION (UNAUDITED), CONTINUED
--------------------------------------------------------------------------------

DIRECTOR AND OFFICER INFORMATION

The Board of Directors is responsible for the overall management of the Fund's business. The Board approves all significant agreements between the Fund and persons or companies furnishing services to it, including the agreements with the Advisor, Administrator, Custodian and Transfer Agent. The Board of Directors delegates the day-to-day operations of the Fund to its Officers, subject to the Fund's investment objective and policies and to general supervision by the Board. The Statement of Additional Information includes additional information about the Fund's Directors and is available, without charge, by calling 1-800-366-6223.

The Directors and Officers of the Fund, their business addresses and principal occupations during the past five years are:

                                                                                     NUMBER
                                                                                 OF PORTFOLIOS
                                                        PRINCIPAL                    IN FUND        OTHER
     NAME,                  POSITION(S)               OCCUPATION(S)                  COMPLEX    DIRECTORSHIPS
    ADDRESS,                HELD WITH      DATE         DURING THE                  OVERSEEN       HELD BY
AND YEAR OF BIRTH           THE FUND     ELECTED+       PAST 5 YEARS               BY DIRECTOR     DIRECTOR
--------------------------------------------------------------------------------------------------------------
David A. Katz, CFA         Director;      Since     Chief Investment Officer            1            None
747 Third Avenue           President,     1997      (1986 to present) and
New York, NY 10017         and Treasurer            President (1990 to present)
(Born 1962)                                         of Matrix Asset Advisors, the
                                                    Fund's Advisor, and
                                                    portfolio manager of the
                                                    Fund (1996 to present).
Robert M. Rosencrans*      Director       Since     Retired; formerly, President of     1            None
747 Third Avenue                          1985      Columbia International, Inc.
New York, NY 10017                                  (cable television developer and
(Born 1927)                                         operator) (1984 to 2005).

T. Michael Tucker *        Director       Since     Consultant, Carr Riggs &            1            None
747 Third Avenue                          1997      Ingram, LLP (2005 to
New York, NY 10017                                  present); formerly, Owner of
(Born 1942)                                         T. Michael Tucker, a certified
                                                    public accounting firm (1977
                                                    to 2005).
Larry D. Kieszek *         Director and   Since     Partner of Purvis, Gray &           1            None
747 Third Avenue           Chairman       1997      Company, a certified public
New York, NY 10017                                  accounting firm (1974 to
(Born 1950)                                         present).


--------------------------------------------------------------------------------------------------------------

                                 MATRIX ADVISORS
                                VALUE FUND, INC.
                                =================
--------------------------------------------------------------------------------

ADDITIONAL INFORMATION (UNAUDITED), CONTINUED

                                                                                     NUMBER
                                                                                 OF PORTFOLIOS
                                                        PRINCIPAL                    IN FUND        OTHER
     NAME,                  POSITION(S)               OCCUPATION(S)                  COMPLEX    DIRECTORSHIPS
    ADDRESS,                HELD WITH      DATE         DURING THE                  OVERSEEN       HELD BY
AND YEAR OF BIRTH           THE FUND     ELECTED+       PAST 5 YEARS               BY DIRECTOR     DIRECTOR
--------------------------------------------------------------------------------------------------------------
Douglas S. Altabef         Executive       Since    Senior Managing Director           N/A          N/A
747 Third Avenue           Vice            2000     of Matrix Asset Advisors,
New York, NY 10017         President and            the Fund's Advisor (1996 to
(Born 1951)                Secretary                present).

Steven G. Roukis, CFA      Senior Vice     Since    Managing Director of Matrix        N/A          N/A
747 Third Avenue           President       2000     Asset Advisors, the Fund's
New York, NY 10017                                  Advisor (2005 to present);
(Born 1967)                                         formerly, Director of
                                                    Research, Senior Vice
                                                    President-Equity Research of
                                                    Matrix Asset Advisors and
                                                    various other positions
                                                    within research (1994 -
                                                    2005).
Jordan F. Posner           Senior Vice     Since    Managing Director of Matrix        N/A          N/A
747 Third Avenue           President       2006     Asset Advisors, the Fund's
New York, NY 10017                                  Advisor (2005 to present);
(Born 1957)                                         formerly, Partner of David J.
                                                    Greene & Co. (1993 - 2005).

Lon F. Birnholz            Senior Vice     Since    Managing Director of Matrix        N/A          N/A
747 Third Avenue           President       2006     Asset Advisors, the Fund's
New York, NY 10017                                  Advisor (1999 to present).
(Born 1960)

Conall Duffin              Assistant Vice  Since    Marketing Associate, Matrix        N/A          N/A
747 Third Avenue           President and   2002     Asset Advisors, the Fund's
New York, NY 10017         Assistant                Advisor (2001 to present).
(Born 1975)                Secretary

--------------------------------------------------------------------------------------------------------------

                                 MATRIX ADVISORS
                                VALUE FUND, INC.
                                =================
--------------------------------------------------------------------------------

                                                                                     NUMBER
                                                                                 OF PORTFOLIOS
                                                        PRINCIPAL                    IN FUND        OTHER
     NAME,                  POSITION(S)               OCCUPATION(S)                  COMPLEX    DIRECTORSHIPS
    ADDRESS,                HELD WITH      DATE         DURING THE                  OVERSEEN       HELD BY
AND YEAR OF BIRTH           THE FUND     ELECTED+       PAST 5 YEARS               BY DIRECTOR     DIRECTOR
--------------------------------------------------------------------------------------------------------------
Robert M. Slotky           Vice           Since     Vice President, U.S. Bancorp  N/A           N/A
2020 E. Financial Way      President and  2004      Fund Services, LLC since
Glendora, CA 91741         Chief                    July 2001; formerly, Senior
(Born 1947)                Compliance               Vice President, Investment
                           Officer                  Company Administration, LLC
                                                    (mutual fund administrator
                                                    and the Fund's former
                                                    administrator) (May 1997 -
                                                    July 2001).

--------------------------------------------------------------------------------
*  Not an "interested person", as that is defined by the 1940 Act.

+ Directors and Officers of the Fund serve until their resignation, removal or retirement.







--------------------------------------------------------------------------------------------------------------

                      This page intentionally left blank.

                      This page intentionally left blank.

                               BOARD OF DIRECTORS
                               David A. Katz, CFA
                                Larry D. Kieszek
                              Robert M. Rosencrans
                               T. Michael Tucker
                                        o

                               INVESTMENT ADVISOR
                           Matrix Asset Advisors, Inc.
                          747 Third Avenue, 31st Floor
                       New York, NY 10017 (800) 366-6223
                                        o

                                    CUSTODIAN
                                 U.S. Bank, N.A.
                      1555 N. River Center Drive, Ste. 302
                               Milwaukee, WI 53212

                                        o

                                 TRANSFER AGENT
                         U.S. Bancorp Fund Services, LLC
                            615 East Michigan Street
                               Milwaukee, WI 53202

                                        o

                                  ADMINISTRATOR
                      U.S. Bancorp Fund Services, LLC 2020
                          East Financial Way, Ste. 100
                               Glendora, CA 91741

                                        o

                          INDEPENDENT REGISTERED PUBLIC
                                 ACCOUNTING FIRM
                            Tait, Weller & Baker, LLP
                          1818 arket Street, Ste. 2400
                             Philadelphia, PA 19103

                                        o

                                   DISTRIBUTOR
                            Quasar Distributors, LLC
                            615 East Michigan Street
                            Milwaukee, WI 53202-5207

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.

                                  ANNUAL REPORT








                                     MATRIX
                                    ADVISORS
                                VALUE FUND, INC.





                                  JUNE 30, 2007







                          747 THIRD AVENUE, 31ST FLOOR
                               NEW YORK, NY 10017




                              TICKER SYMBOL: MAVFX
                                CUSIP: 57681T102

ITEM 2. CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

THE REGISTRANT UNDERTAKES TO PROVIDE TO ANY PERSON WITHOUT CHARGE, UPON REQUEST, A COPY OF ITS CODE OF ETHICS BY MAIL WHEN THEY CALL THE REGISTRANT AT 1-800-366-6223.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's board of directors has determined that there are two audit committee financial experts serving on its audit committee. Messrs. Kieszek and Tucker are the "audit committee financial experts" and are considered to be "independent" as each term are defined in Item 3 of Form N-CSR.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

----------------------------- ----------------------- -----------------------
                              FYE  6/30/2007          FYE  6/30/2006
----------------------------- ----------------------- -----------------------

Audit Fees                           $16,500                 $15,500
-----------------------------
Audit-Related Fees                       --                       --
-----------------------------
Tax Fees                              $2,500                  $2,500
-----------------------------
All Other Fees                           --                       --
----------------------------- ----------------------- -----------------------

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant. All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant. (IF MORE THAN 50 PERCENT OF THE ACCOUNTANT'S HOURS WERE SPENT TO AUDIT THE REGISTRANT'S FINANCIAL STATEMENTS FOR THE MOST RECENT FISCAL YEAR, STATE HOW MANY HOURS WERE ATTRIBUTED TO WORK PERFORMED BY PERSONS OTHER THAN THE PRINCIPAL ACCOUNTANT'S FULL-TIME, PERMANENT EMPLOYEES.)

The following table indicates the non-audit fees billed by the registrant's accountant for services to the registrant and to the registrant's investment adviser (and any other controlling entity, etc.--not sub-adviser) for the last two years. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

------------------------------------------- ----------------- ------------------
Non-Audit Related Fees                      FYE  6/30/2007      FYE  6/30/2006
------------------------------------------- ----------------- ------------------

Registrant                                           --                 --
-------------------------------------------
Registrant's Investment Adviser                      --                 --
------------------------------------------- ----------------- ------------------



ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).


ITEM 6. SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end investment companies.


ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to open-end investment companies.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASES.

Not applicable to open-end investment companies.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The Registrant's President and Treasurer has reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on his review, such officer has concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to him by others within the Registrant and by the Registrant's service provider.

(b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.


ITEM 12. EXHIBITS.

(a) (1) ANY CODE OF ETHICS OR AMENDMENT THERETO, THAT IS SUBJECT OF THE DISCLOSURE REQUIRED BY ITEM 2, TO THE EXTENT THAT THE REGISTRANT INTENDS TO SATISFY ITEM 2 REQUIREMENTS THROUGH FILING AN EXHIBIT. Incorporate by reference to previous Form N-CSR filing.

     (2) CERTIFICATIONS PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002. Filed herewith.

     (3) ANY WRITTEN SOLICITATION TO PURCHASE SECURITIES UNDER RULE 23C-1 UNDER THE ACT SENT OR GIVEN DURING THE PERIOD COVERED BY THE REPORT BY OR ON BEHALF OF THE REGISTRANT TO 10 OR MORE PERSONS. Not applicable to open-end investment companies.

(B) CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002. Furnished herewith.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


         (Registrant) MATRIX ADVISORS VALUE FUND, INC.

         By (Signature and Title) /s/ DAVID A. KATZ
                                 -----------------------------------------------
                                 David A. Katz, President

         Date  September 4, 2007
              ---------------------------------------------

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

         By (Signature and Title)   /s/ DAVID A. KATZ
                                   ---------------------------------------------
                                            David A. Katz, President/Treasurer

         Date  September 4, 2007
              ---------------------------------------------


* PRINT THE NAME AND TITLE OF EACH SIGNING OFFICER UNDER HIS OR HER SIGNATURE.